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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WPS RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPS RESOURCES CORPORATION
700 North Adams Street, P. O. Box 19001, Green Bay, Wisconsin 54307-9001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2004

We will hold our annual meeting on Thursday, May 13, 2004, at 10 a.m., Central daylight time, at the Weidner Center, on the campus of the University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. Our shareholders are asked to vote to:

  1.
  Elect Richard A. Bemis, Ellen Carnahan and Robert C. Gallagher to three-year terms or until their successors have been duly elected;

  2.
  Ratify the selection of Deloitte & Touche LLP as independent auditors for WPS Resources and its subsidiaries for 2004; and

  3.
  Transact any other business properly brought before the annual meeting and any adjournment or postponement thereof.

If you held shares in WPS Resources at the close of business on March 24, 2004, you are entitled to vote at the annual meeting.

You may vote your shares by completing and mailing the enclosed proxy, calling toll-free (800) 776-9437, over the Internet at http://www.voteproxy.com, or in person at the annual meeting. We request that you vote in advance whether or not you attend the annual meeting. You may revoke your proxy at any time prior to the vote at the annual meeting and vote your shares in person at the meeting or by using any of the voting options provided. Please review the attached proxy statement and follow the directions closely in exercising your vote.

WPS RESOURCES CORPORATION

BARTH J. WOLF Secretary and Manager - Legal Services

Green Bay, Wisconsin
April 8, 2004

The enclosed proxy is solicited by the board of directors. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please complete, sign exactly as your name appears, date and promptly mail the enclosed proxy card in the postage-paid envelope provided or use one of the alternative voting options provided.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and proxy card are being mailed to shareholders on or about April 8, 2004, and are furnished in connection with the solicitation of proxies by the board of directors of WPS Resources Corporation.

FREQUENTLY ASKED QUESTIONS

Q:
Why have I received these materials?

A:
Our board of directors sent you these proxy materials to ask for your vote as a WPS Resources' shareholder to elect three members of the board of directors and ratify the appointment of Deloitte & Touche LLP as independent auditors for WPS Resources.

Q:
What information is contained in this proxy statement?

A:
This proxy statement contains, among other things:

  •
  an invitation to the annual meeting,

  •
  a description of the two matters to be voted upon at the annual meeting,

  •
  a listing of the board of directors,

  •
  a description of director's compensation,

  •
  a description of our board committees, their functions and members,

  •
  a description of the compensation of our executives officers,

  •
  the options granted to and exercised by executive officers within the last year,

  •
  the pension benefits available to senior executives,

  •
  a report of our audit committee and

  •
  a report of our compensation committee, which describes the compensation and evaluation methods of our chief executive officer and our other senior executives.

Q:
What is the purpose of the annual meeting?

A:
The 2004 annual meeting is being held to elect three directors, to ratify the selection of independent auditors for 2004 and to consider and vote on any other business that may be properly brought before the annual meeting.

Q:
Who can attend the annual meeting?

A:
Anyone that is a shareholder as of the close of business on March 24, 2004, may attend the annual meeting.

Q:
How are directors elected?

A:
A plurality of votes cast at the annual meeting is required for the election of directors (assuming a quorum is present). At the annual meeting, we will be electing three directors. "Plurality" means that the three individuals who receive the largest number of votes will be elected as directors. Shares not voted at the annual meeting, whether due to abstentions, broker non-votes, or otherwise, and votes withheld will not affect the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

Q:
What constitutes a quorum?

A:
A quorum is the number of shares that must be in attendance at a meeting to lawfully conduct business. Votes of a majority of the shares entitled to vote will constitute a quorum. As of the record date of March 24, 2004, we had 37,058,632 shares eligible to vote. Votes of 18,529,317 shares will constitute a quorum.

Q:
Are there any other issues to be voted on?

A:
Other than the election of three directors and the ratification of the selection of Deloitte & Touche LLP as independent auditors for WPS Resources and its subsidiaries for 2004, we are not aware of any additional matters to be voted on at this annual meeting of shareholders.

Q:
What happens if additional proposals are presented at the meeting?

A:
Our By-laws require advance notice to us of any matter to be brought before the annual meeting. We have not received any such notice and, therefore, we are not required to present any late proposal at the meeting. However, if such a proposal is brought up and we decide to allow it to be presented at the meeting, the shares represented by proxy will be voted in accordance with the discretionary judgment of the appointed proxies, Larry L. Weyers and Barth J. Wolf.

Q:
Who tabulates the votes?

A:
Our independent transfer agent, American Stock Transfer & Trust Company, tabulates the votes.

Q:
Is my vote confidential?

A:
Yes. Whether you vote your shares by mail, telephone or the Internet, your vote will be received directly by American Stock Transfer & Trust Company, our independent stock transfer agent. American Stock Transfer & Trust Company will serve as inspector, count all the proxies submitted and report the vote at the annual shareholder meeting on May 13, 2004. American Stock Transfer & Trust Company will hold how you vote in confidence.

Q:
Do I need to attend the annual meeting in order to vote?

A:
No. You can vote at any time prior to the annual meeting by completing and mailing the enclosed proxy card, by telephone, or by the Internet. You may also vote at the annual meeting in person by submitting your proxy card at the meeting.

Q.
Who can vote?

A:
Anyone who owns WPS Resources common stock as of the close of business on March 24, 2004, can vote. Each of your shares is entitled to one vote.

Q:
How do I vote?

A:
You may vote your shares in any one of three different methods:

  1)
  Complete, sign and date each proxy card you receive and return it in the prepaid envelope;

  2)
  Vote your proxy over the telephone by calling toll-free (800) 776-9437; or

  3)
  Vote over the Internet at http://www.voteproxy.com.

  Instructions about how to vote your shares over the telephone or Internet are provided on your proxy card. Your completed proxy will be voted according to your instructions. If you return your proxy card and do not mark any selections, your proxy will be voted FOR the election of Richard A. Bemis, Ellen Carnahan and Robert C. Gallagher and FOR the ratification of the selection of Deloitte & Touche LLP as independent auditors for WPS Resources and its subsidiaries. You have the right to change your vote any time before the meeting by:

    1)
    notifying us in writing,

    2)
    revoting over the telephone or Internet,

    3)
    voting in person at the annual meeting, or

    4)
    returning a later-dated proxy card.

  By voting your shares, you also authorize your shares to be voted on any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting in accordance with the best judgment of the appointed proxies, Larry L. Weyers and Barth J. Wolf.

  You may vote over the telephone or the Internet until midnight Eastern daylight time on May 12, 2004.

Q:
Do I need to return the proxy card if I vote over the Internet or telephone?

A:
If you vote your proxy over the Internet or telephone, you should not mail your proxy card, unless you want to change your vote. If you return your proxy card after voting over the Internet or telephone, it will be counted as if you intended to change your vote.

Q:
What are the Board of Directors' voting recommendations?

A:
The board's recommendations are to vote FOR the election of all of the proposed directors and FOR the ratification of the selection of Deloitte & Touche as independent auditors for 2004.

Q:
What if I receive more than one proxy card?

A:
If you receive more than one proxy card this means that your shares are in more than one account. Please vote all the shares that you own by returning each proxy card. If you would like to consolidate your accounts please contact our transfer agent, American Stock Transfer & Trust Company, at (800) 236-1551 or http://www.amstock.com.

Q:
How are shares held in the Employee Stock Ownership Plan Trust voted?

A:
If you own stock in the Wisconsin Public Service Employee Stock Ownership Plan, you are provided a proxy card which, when returned, will serve as voting instructions to the plan trustee. The trustee of the plan, as of the record date, is Wells Fargo Bank Minnesota, National Association. The trustee will vote the plan shares in the manner indicated on the proxy cards submitted. Any proxies not returned by participants will not be voted. Wells Fargo will keep how you vote your shares confidential.

Q:
How can a shareholder communicate with the Board of Directors directly?

A:
Any shareholder may communicate with the board of directors (or an individual director serving on the board of directors) by sending written communications, addressed to any director or to the board of directors as a group, care of WPS Resources' Corporate Secretary, WPS Resources Corporation, 700 North Adams Street, P. O. Box 19001, Green Bay,

  WI 54307-9001. The Corporate Secretary will ensure that this communication (assuming it is properly marked to the board of directors or a specific director) is delivered to the board of directors or the specified director, as the case may be.

Q:
When are shareholder proposals due to be included in the proxy for the 2005 annual meeting?

A:
In order to be included in next year's proxy statement, shareholder proposals must be submitted in writing by December 10, 2004. Proposals should be submitted to Barth J. Wolf, Secretary and Manager - Legal Services, WPS Resources Corporation, P. O. Box 19001, Green Bay, WI 54307-9001.

Q:
How can I help reduce costs for WPS Resources?

A:
You can help WPS Resources reduce costs by subscribing to electronic delivery of your annual report, proxy statement and other shareholder communications. If you subscribe to this free service, you will receive future copies of WPS Resources' annual reports, proxy statements and other shareholder communications over the Internet. You will receive the material quicker, reduce costs for WPS Resources and help the environment. If you subscribe, you will receive an e-mail when the annual report, proxy statement and other material becomes available. This would be no later than the day WPS Resources would be mailing the paper documents. The e-mail will provide you with instructions to access the documents over the Internet.

Q:
How can I subscribe to electronic delivery of annual reports and proxy statements?

A:
You can subscribe to electronic delivery of future annual reports, proxy statements and other shareholder communications over the Internet when you vote your proxy or by going directly to http://www.voteproxy.com. When you reach the Web page:

  •
  click on "Account Access,"

  •
  enter your account number and social security number (without any dashes) in the boxes near the bottom of the screen,

  •
  click on "submit,"

  •
  click on "Receive Company Mailings via e-mail,"

  •
  provide your e-mail address and

  •
  click on "go."

Q:
Where can I find voting results from the meeting?

A:
The voting results from the annual meeting are published in the Form 10-Q for the second quarter of 2004, which will be available no later than August 9, 2004, on WPS Resources' Web site (http://www.wpsr.com), under Investor Information and then SEC Filings.

Q:
May I review the presentation made at the meeting if I can't attend?

A:
Yes, the speech from our chief executive officer will be posted on WPS Resources' Web site under Investor Information and then Presentations.

ELECTION OF DIRECTORS

Our board of directors is currently made up of nine directors. The nine directors are divided into three classes. Each year one class of directors is elected to a three-year term.

Individuals nominated for election are:

Class A — Term Expiring in 2004

Name	Age	Principal Occupation	Director Since
Richard A. Bemis	62	President and Chief Executive Officer Bemis Manufacturing Company Sheboygan Falls, WI (manufacturer of toilet seats, contract plastics and wood products) 1998 - present	1983
Ellen Carnahan	48	Managing Director William Blair Capital Partners, LLC Chicago, IL (investment firm) 1999 - present	2003
Robert C. Gallagher	65	Chairman Associated Banc-Corp. Green Bay, WI (diversified multibank holding company) 2003 - present	1992
		President and Chief Executive Officer Associated Banc-Corp. 2000 - 2003
		President and Chief Operating Officer Associated Banc-Corp. 1999 - 2000
		Vice Chairman Associated Banc-Corp 1997 - 1999

Ellen Carnahan was nominated and appointed to the board in 2003 after a nationwide search by a third party search firm.

The board of directors has no reason to believe that any of these nominees will be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve, the shares represented by proxies solicited by the board will be voted for the election of another person the board may recommend.

The board of directors recommends a vote "FOR" the election to the board of each of the foregoing nominees.

Current directors not standing for election this year are:

Class B — Term Expiring in 2005

Name	Age	Principal Occupation	Director Since
Albert J. Budney, Jr.	56	Retired 2002 - Present	2002
		Director and President Niagara Mohawk Holdings, Inc. Syracuse, NY (holding company for electric and gas operations) 1999 - 2002
		Director and President Niagara Mohawk Power Corporation Syracuse, NY (regulated electric and gas utility) 1995 - 1999
James L. Kemerling	64	Chairman and Chief Executive Officer Award Hardwood Floors, LLP 2003 - present (manufacturer of hardwood flooring)	1988
		President and Chief Executive Officer Riiser Oil Company, Inc. Wausau, WI (distributor of petroleum products) 1999 - present
		Consultant Wausau, WI 1996 - 1999
John C. Meng	59	Chairman of the Board Schreiber Foods, Inc. Green Bay, WI (manufacturer of cheese products and frozen entrees) 1999 - present	2000
		Chairman, President and Chief Executive Officer Schreiber Foods, Inc. 1999
		President and Chief Executive Officer Schreiber Foods, Inc. 1989 - 1999

Class C — Term Expiring in 2006

Name	Age	Principal Occupation	Director Since
Kathryn M. Hasselblad-Pascale	55	Managing Partner Hasselblad Machine Company, LLP Green Bay, WI (manufacturer of automatic screw machine products) 1999 - present	1987
William F. Protz, Jr.	59	Consultant Santa's Best, LLP Northfield, IL (manufacturer and supplier of Christmas decorations and accessories) 2003 - present	2001
		President and Chief Executive Officer Santa's Best, LLP 1991 - 2003
Larry L. Weyers	58	Chairman, President and Chief Executive Officer WPS Resources Corporation Green Bay, WI 1998 - present	1996

On February 12, 2004, the board of directors reviewed the business and other relationships of all directors of WPS Resources and affirmatively determined that all non-management directors are independent as defined in the New York Stock Exchange listing standards and meet the independence standards adopted by the board of directors (set forth below) and have no other material relationships with WPS Resources. In addition, the board has determined that Richard A. Bemis, Albert J. Budney, Jr. and William F. Protz, Jr. meet the additional independence standards for audit committee members.

Categorical Independence Standards for Directors

  A director who at all times during the previous three years has met all of the following categorical standards shall be presumed to be independent:

    1.
    WPS Resources has not employed the director, and has not employed (except in a non-executive officer capacity) any of his or her immediate family members. Employment as an interim Chairman or Chief Executive Officer shall not disqualify a director from being considered independent following that employment.

    2.
    Neither the director, nor any of his or her immediate family members, has received more than $100,000 per year in direct compensation from WPS Resources, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or Chief Executive Officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of WPS Resources need not be considered in determining independence under this test.

    3.
    The director has not been employed by, or affiliated with WPS Resources' present or former internal or external auditor, nor have any of his or her immediate family members been so employed or affiliated (except in a non-professional capacity).

    4.
    Neither the director, nor any of his or her immediate family members, has been part of an "interlocking directorate" in which any of WPS Resources' present executives serve on the compensation (or equivalent) committee of another company that employs the director or any of his or her immediate family members in an executive officer capacity.

    5.
    Neither the director, nor any of his or her immediate family members (except in a non-executive officer capacity), has been employed by a company that makes payments to, or receives payments from, WPS Resources for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2 percent of such other company's consolidated gross revenues.

    6.
    Neither the director, nor any of his or her immediate family members, has been an employee, officer or director of a foundation, university or other non-profit organization to which WPS Resources gives directly, or indirectly through the provision of services, more than $1 million per annum or 2 percent of the total annual donations received (whichever is greater).

RATIFICATION OF INDEPENDENT AUDITORS

The audit committee selected the firm of Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of WPS Resources and its subsidiaries for the year ending December 31, 2004, and proposes that the shareholders ratify such selection. If shareholders do not ratify the selection of Deloitte & Touche LLP, the audit committee will reconsider the selection.

Audit services provided by Deloitte & Touche in 2003 included the audit of consolidated financial statements of WPS Resources and its subsidiaries; reviews of interim consolidated financial information; and consultations on matters related to accounting and financial reporting.

Deloitte & Touche also provided certain audit related and nonaudit services to WPS Resources and its subsidiaries during 2003, which were all reviewed by the audit committee and which are more fully described later in this proxy statement.

Representatives of Deloitte & Touche are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Assuming a quorum is present at the annual meeting, to ratify the selection of Deloitte & Touche as independent auditors for 2004; the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to it. Abstentions and broker non-votes will be counted as present in determining whether there is a quorum; however, they will not constitute a vote "for" or "against" ratification, and will be disregarded in the calculation of "votes cast." A "broker non-vote" occurs when a broker submits a proxy card with respect to shares that the broker holds on behalf of another person, but declines to vote on a particular matter because the broker does not have authority to vote on the matter.

The board of directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors for WPS Resources and its subsidiaries for 2004.

BOARD COMMITTEES

The following table lists the board committees, their members as of December 31, 2003, and the number of board and board committee meetings in 2003.

2003 Board Committees

Director (*Chairman)	Board		Audit		Compensation		Financial		Governance

Richard A. Bemis	X		X	*

Albert J. Budney, Jr.	X		X						X	*

Ellen Carnahan	X								X

Robert C. Gallagher	X				X		X

Kathryn M. Hasselblad-Pascale	X				X	*

James L. Kemerling	X						X	*

John C. Meng	X				X		X

William F. Protz, Jr.	X		X						X

Larry L. Weyers	X	*

Meetings in 2003	10		4		6		6		4

All directors attended a minimum of 75 percent of all meetings in 2003, including meetings of the board and each committee of which they are members. Under WPS Resources' Corporate Governance Guidelines all directors are expected to attend the annual meeting of shareholders. All of the directors who were directors at the time of the 2003 annual meeting attended the 2003 annual meeting.

The board of directors selected Robert C. Gallagher, to serve as lead director, for a one-year term, effective December 11, 2003. As lead director, Mr. Gallagher will preside at all executive sessions of the non-management directors. An executive session of non-management directors without management present is held at each regularly scheduled board meeting with the lead independent director presiding. Any shareholder wishing to communicate with the lead director may contact the lead director by sending written communications, addressed to the lead director, care of the WPS Resources' Corporate Secretary, WPS Resources Corporation, 700 North Adams Street, P.O. Box 19001, Green Bay, WI 54307-9001. The corporate secretary will ensure that this communication (assuming it is properly marked to the lead director) is delivered to the lead director.

Other directorships, in any company registered under or subject to the Securities Exchange Act of 1934, held by our directors include the following:

  Richard A. Bemis - W. H. Brady Company, Milwaukee, WI

  Robert C. Gallagher - Associated Banc-Corp, Green Bay, WI

  James L. Kemerling - Badger Paper Mills, Inc., Peshtigo, WI

  John C. Meng - Associated Banc-Corp, Green Bay, WI

Audit Committee

In 2003, the audit committee consisted of three non-management directors of WPS Resources: Richard A. Bemis - Chairman, Albert J. Budney, Jr. and William F. Protz, Jr. The board of directors of WPS Resources has determined that all three members of the audit committee meet the requirements of an audit committee financial expert as defined by regulations of the Securities and Exchange Commission. None of the members of the WPS Resources audit committee participate as members of any other company's audit committee.

The audit committee is directly responsible for appointment, compensation and oversight of the independent auditor. The independent auditor is to report directly to the audit committee. The committee is responsible for the resolution of any disagreements between the auditor and management.

The board of directors adopted a written charter defining the responsibilities of the audit committee. The charter is attached as Appendix A to this proxy statement.

WPS Resources' securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the audit committee meet the independence standards of Section 303.01(B)(2) and (3) of the listing standards of the New York Stock Exchange and Section 10A-3 promulgated under the Securities Exchange Act of 1934.

The information contained in this proxy statement with respect to the audit committee charter and the independence of the members of the audit committee shall not to be deemed to be "soliciting material" or deemed to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

Change in Principal Accountants

On May 28, 2002, the Audit Committee of WPS Resources' Board of Directors dismissed Arthur Andersen LLP as the principal accountants of WPS Resources and its subsidiary, Wisconsin Public Service, following the completion of Arthur Andersen's limited review of their results of operations for the first quarter ending March 31, 2002. Prior to this decision, Arthur Andersen had been engaged by WPS Resources and Wisconsin Public Service as their principal accountants to audit their financial statements and those of their subsidiaries.

The reports of Arthur Andersen on the financial statements of WPS Resources and Wisconsin Public Service as of December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During 2000, 2001, or the period January 1, 2002 to May 28, 2002, there had been no disagreements with Arthur Andersen regarding accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report for those periods.

Effective May 28, 2002, the Audit Committee of WPS Resources' Board of Directors appointed Deloitte & Touche LLP as its new independent accountants, to act as the principal accountants in auditing the financial statements of WPS Resources and its subsidiaries. Neither WPS Resources nor any of its subsidiaries has consulted with Deloitte & Touche regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K in 2000, 2001, or the period January 1, 2002 to May 28, 2002.

Principal Auditors' Fees and Services

The following is a summary of the fees billed to WPS Resources by Deloitte & Touche for professional services performed for 2003 and 2002:

Fees	2003	2002

Audit Fees (a)	$1,555,124	$1,585,483

Audit Related Fees (b)	142,067	96,865

Tax Fees (c)	0	0

All Other Fees (d)	36,396	35,007

Total Fees	$1,733,587	$1,717,355

a)
Audit Fees. Consists of aggregate fees billed to WPS Resources by Deloitte & Touche for professional services rendered for the audit of the annual consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports of WPS Resources and its subsidiaries and services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, including comfort letters, consents and other services related to Securities and Exchange Commission matters and consultations arising during the course of the audits and reviews concerning financial accounting and reporting standards. Audit fees reported above include $800,000 to re-audit the 2000 and 2001 consolidated financial statements, which was required due to changes in accounting principles and external auditors.

b)
Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of WPS Resources' consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with potential transactions and consultations concerning financial accounting and reporting standards.

c)
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit issues, mergers and acquisitions and tax planning.

d)
All Other Fees. Consists of other fees billed to WPS Resources by Deloitte & Touche for products and services other than the services reported above. All Other Fees are for software licensing provided in 2003 and 2002. The nature of the software license fees, which include support and learning services, have been deemed to be permissible non-attest services.

In considering the nature of the services provided by the independent auditor, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent auditor and WPS Resources' management and determined that they are permitted under the rules and regulations concerning auditor independence promulgated by the United States Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as those of the American Institute of Certified Public Accountants. Since May 6, 2003, the audit committee has approved in advance 100% of the services described in the table above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" in accordance with its pre-approval policy.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with Securities and Exchange Commission policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the audit committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by the independent auditor.

The audit committee will annually pre-approve a list of select services and a maximum fee per engagement for these services that would not require management to obtain specific approval from the committee on an individual basis. Other services, not on the pre-approved list or individual engagements for services on the pre-approved list that exceed the dollar limit, would require the separate approval of the audit committee, or if necessary to seek pre-approval between meetings, such approval may be made by the audit committee chairman, or his designated alternate. The audit committee must specifically delegate its pre-approval authority to the chairman and any audit committee member designated as an alternate. The decisions of any member to whom authority is delegated must be presented to the full audit committee at its next scheduled meeting. The company's external auditors are absolutely prohibited from performing certain non-audit services, including:

  •
  Bookkeeping or other services related to the accounting records or financial statements;

  •
  Financial information systems design and implementation;

  •
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  •
  Actuarial services;

  •
  Internal audit outsourcing services;

  •
  Management functions or human resources;

  •
  Broker-dealer, investment advisor or investment banking services;

  •
  Legal and expert services unrelated to the audit; and

  •
  Other services the Public Company Accounting Oversight Board chooses to prohibit.

Compensation Committee

The compensation committee consists of three independent non-management directors. Current members are Kathryn M. Hasselblad-Pascale - Chairperson, Robert C. Gallagher and John C. Meng. Its function is to evaluate the performance of the Chief Executive Officer, to define and establish an executive compensation strategy for WPS Resources and to recommend to the board compensation, bonuses and benefits to be paid directors, officers and other key employees.

Governance Committee

In 2003, the board of directors established the governance committee. The committee consists of three independent non-management directors, as defined in the New York Stock Exchange listing standards. Current members are Albert J. Budney, Jr. - Chairman, Ellen Carnahan and William F. Protz, Jr.

The committee provides oversight on the broad range of issues surrounding the composition and operation of the board of directors, including identifying individuals qualified to become board members, recommending to the board director nominees and recommending to the board corporate governance guidelines applicable to WPS Resources. The governance committee considers nominees recommended by shareholders for election as directors. Recommendations for consideration by the governance committee should be sent to the Corporate Secretary, WPS Resources Corporation, P.O. Box 19001, Green Bay, WI 54307-9001, together with appropriate biographical information concerning each proposed nominee, as required by our By-laws. For more detailed information regarding the process to submit an individual for consideration as a director nominee and the qualifications necessary to become a director of WPS Resources, shareholders should review our By-laws, corporate governance guidelines and the governance committee charter adopted by the board. The corporate governance guidelines and charter may be accessed on the WPS Resources Web site, http://www.wpsr.com under "Investor Relations" then select "Corporate Governance."

If you would like to propose someone to serve as a director, you can do so by contacting the WPS Resources' Corporate Secretary. As provided in the WPS Resources By-laws, any proposed nominees and appropriate biographical information must be submitted to the Corporate Secretary between January 28, 2005, and February 22, 2005, for consideration at the 2005 annual meeting.

In identifying potential nominees and determining which nominees to recommend to the board of directors, the governance committee may retain the services of a professional search firm or other third party advisor. In connection with each vacancy, the committee will develop a specific set of ideal characteristics for the vacant director position. The committee will look at nominees it identifies and any nominees identified by shareholders on an equal basis using these characteristics and the general criteria identified below.

The governance committee selects nominees on the basis of, among other things, knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the board of directors at that time. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. When considering nominees, the committee seeks to ensure that the board of directors as a whole possesses, and individual members possess at least one of, the following competencies: (1) accounting and finance, (2) business judgment, (3) management, (4) industry knowledge, (5) leadership and (6) strategy/vision. In addition, the governance committee believes it is important that at least one director have the requisite experience and expertise to be designated as an "audit committee financial expert." The committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In screening director nominees, the committee will review potential conflicts of interest, including interlocking directorships and substantial business, civic and social relationships with other members of the board of directors that could impair the prospective nominee's ability to act independently.

Financial Committee

The financial committee consists of three independent non-management directors. Current members are James L. Kemerling, - Chairman, Robert C. Gallagher and John C. Meng. The committee is to act in an advisory and consulting capacity to management regarding capitalization, dividend and investment policies and other matters of a financial nature. The committee also provides assistance to the board of directors relating to financing strategy, financial policies and financial condition of WPS Resources.

BOARD COMPENSATION

In 2003, each non-management director received:

  •
  a $20,000 annual retainer,

  •
  $1,000 for each board meeting attended,

  •
  $500 for each telephonic board meeting attended,

  •
  $1,000 for each board committee meeting attended,

  •
  $5,000 for each board chairmanship held and

  •
  790 deferred stock units of WPS Resources common stock under terms of the Non-employee Director Deferred Compensation and Deferred Stock Unit Plan. The market price of a share of WPS Resources common stock on the date of the grant was $37.96. The total value of the grant to each director was $30,000. Additional deferred stock units are granted at each dividend date to reflect an equivalent dividend paid on WPS Resources common stock.

Employee directors receive no compensation for serving as directors.

OWNERSHIP OF VOTING SECURITIES

Beneficial Ownership

Based on WPS Resources records and filings made with the Securities and Exchange Commission, we are not aware of any beneficial owners of more than five percent of any class of our securities. The following table indicates the shares of our common stock and stock options beneficially owned by our executive officers and directors as of February 29, 2004.

	Amount and Nature of Shares Beneficially Owned February 29, 2004

Name and Title	Aggregate Number of Shares Beneficially Owned (7)	Number of Shares Subject to Stock Options	Percent of Shares

Richard A. Bemis Director	16,205	3,000	*

Albert J. Budney, Jr. (1) Director	3,637	0	*

Ellen Carnahan Director	3,887	0	*

Robert C. Gallagher Director	21,505	3,000	*

Kathryn M. Hasselblad-Pascale (2) Director	14,235	3,000	*

James L. Kemerling (3) Director	10,748	3,000	*

John C. Meng (4) Director	32,123	3,000	*

William F. Protz, Jr. (5) Director	444,943	0	1.2%

Larry L. Weyers Director Chairman, President and CEO WPS Resources Corporation	167,085	123,945	*

Phillip M. Mikulsky Senior Vice President - Development WPS Resources Corporation	63,587	40,771	*

Mark A. Radtke President WPS Energy Services, Inc.	34,831	21,907	*

Joseph P. O'Leary Senior Vice President and Chief Financial Officer WPS Resources Corporation	19,836	18,743	*

Charles A. Schrock Senior Vice President WPS Resources	39,529	31,542	*

All 20 directors and executive officers as a group (6)	985,001	305,380	2.7%

*
Less than one percent of WPS Resources outstanding shares of common stock.

None of the persons listed beneficially owns shares of any other class of our equity securities.

  (1)
  Includes 500 shares owned by spouse.

  (2)
  Includes 2,868 shares owned by spouse.

  (3)
  Includes 200 shares held in an individual retirement account.

  (4)
  Includes 19,500 shares held in a charitable revocable trust.

  (5)
  Includes 438,898 shares held in two trusts for which Mr. Protz is the trustee and in which his spouse is a 1/16th beneficiary. As trustee, Mr. Protz controls the voting of the shares and can direct the trust to sell or retain the shares. Also includes 21,680 shares owned by spouse.

  (6)
  Includes 466,528 shares held in joint tenancy, by spouses, or as trustee and 177 shares held as custodian for children.

  (7)
  Aggregate number of shares beneficially owned includes shares and share equivalents of common stock held in the Employee Stock Ownership Plan and Trust, the Wisconsin Public Service Corporation Deferred Compensation Trust and all stock options, which are exercisable within 60 days of February 29, 2004. Each director or officer has sole voting and investment power with respect to the shares reported, unless otherwise noted. No voting or investment power exists related to the stock options reported until exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of changes in ownership of our common stock with the Securities and Exchange Commission generally within two business days following such change. We have reviewed statements of beneficial ownership furnished to us and written representations made by our executive officers and directors. Based solely on this review, we believe that in 2003 our officers and directors timely filed all reports they were required to file under Section 16(a), except for Barbara A. Nick, Diane L. Ford, Thomas P. Meinz, Bradley A. Johnson and Charles A. Schrock who each reported one Form 4 transaction late, and Ellen Carnahan who reported one Form 3 transaction and one Form 4 transaction late.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth cash and other compensation paid to or earned by each of the named executive officers of WPS Resources for the last three fiscal years. Named executive officers include the chief executive officer and the next four most highly compensated executive officers for 2003.

Long-Term Compensation

Annual Compensation					Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Title	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Compen- sation
		($)(1)	($)	($)(2)	($)(3)	(#)	($)(4)	($)(5)

Larry L. Weyers Chairman, President and CEO WPS Resources and Wisconsin Public Service	2003 2002 2001	544,817 539,300 498,931	409,465 358,853 267,377	38,880 26,627 20,095	0 0 0	97,015 99,027 86,116	1,058,688 0 0	23,487 19,068 15,941

Phillip M. Mikulsky Senior Vice President - Development WPS Resources	2003 2002 2001	285,087 264,892 225,182	124,104 183,140 118,225	19,026 13,030 9,846	0 0 0	32,032 35,985 31,462	302,625 0 0	15,615 13,745 11,769

Mark A. Radtke President - WPS Energy Services, Inc. WPS Resources	2003 2002 2001	233,363 218,885 171,482	144,773 117,236 279,328	0 0 0	0 0 0	18,182 18,852 14,671	91,583 0 0	10,101 9,916 8,991

Joseph P. O'Leary Senior Vice President and Chief Financial Officer (6) WPS Resources and Wisconsin Public Service	2003 2002 2001	234,778 232,400 125,481	98,428 110,264 15,722	0 0 0	0 0 0	17,371 17,781 28,595	120,936 0 0	0 0 0

Charles A. Schrock Senior Vice President WPS Resources	2003 2002 2001	240,031 237,600 76,081	34,294 79,765 31,378	1,326 908 686	0 0 0	14,404 16,967 16,599	0 0 0	16,476 14,357 5,215

(1)
In addition to base salary, these amounts include elective deferred compensation invested in various investment options for each individual.

(2)
These amounts reflect above-market earnings on elective deferred compensation. Perquisites for the chief executive officer and the four other named executive officers were less than $50,000 or 10 percent of the total of salary and bonus for the year and, accordingly, are not listed.

(3)
Performance shares of WPS Resources common stock have been awarded to each of the named executive officers as reported in the long-term incentive plan table presented later in this proxy report. At

  December 31, 2003, the closing stock price of WPS Resources common stock was $46.23. Based on this valuation, total performance shares held at year-end, exclusive of the awards which are reported in column (h) and were paid out in March 2004, have a value of $1,789,055 for Larry L. Weyers, $334,058 for Joseph P. O'Leary, $631,178 for Phillip M. Mikulsky, $327,077 for Mark A. Radtke and $305,210 for Charles A. Schrock.

(4)
LTIP payouts for the additional other named executives for Wisconsin Public Service are $159,485 for Thomas P. Meinz, $87,724 for Bernard J. Treml and $76,288 for Lawrence T. Borgard.

(5)
All other compensation for 2003 as reported in the table above is:

Name	Year	Contributions to Employee Stock Ownership Plan	Above-Market Earnings on Mandatory Deferred Compensation

Larry L. Weyers	2003	$10,018	$13,469

Phillip M. Mikulsky	2003	10,141	5,474

Mark A. Radtke	2003	10,101	0

Joseph P. O'Leary	2003	0	0

Charles A. Schrock	2003	10,109	6,367

(6)
Joseph P. O'Leary was first employed by WPS Resources in June 2001.

Agreements with Named Executive Officers

Individual employment and severance agreements exist with each of the named executive officers. The agreements are intended to retain the services of these officers in the event of a change in control of WPS Resources. Each agreement entitles the officer to a continuation of salary and benefits for a maximum period of three years after a change in control. Each employment and severance agreement also provides a cash termination payment should there be a termination of the officer's employment after a change of control or in anticipation of a change in control. Generally, total termination payments provided are not to exceed the present value of 2.99 times the executive's average annual salary and annual bonuses for the five years immediately preceding a change of control. Certain named executive officers may receive termination payments, plus a tax gross up payment exceeding 2.99 times average annual salary, portions of which may not be tax deductible by WPS Resources. The termination payments replace all other severance payments to which the executive may be entitled under current severance agreements. In addition, Wisconsin Public Service has provided Joseph P. O'Leary an additional severance plan providing for payment of one times annual salary if his employment is terminated within three years of employment for any reason other than cause or voluntary change of employment. This agreement does not apply in the event of a change of control.

Option Grants to Named Executive Officers in Last Fiscal Year

Individual Grants

Name	Number of securities underlying options/SARs granted	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration date	Grant date present value $
(a)	(b)	(c)	(d)	(e)	(f)

Larry L. Weyers	97,015	28.92%	$44.73	12/10/13	$581,120

Phillip M. Mikulsky	32,032	9.55%	44.73	12/10/13	191,872

Mark A. Radtke	18,182	5.42%	44.73	12/10/13	108,910

Joseph P. O'Leary	17,371	5.18%	44.73	12/10/13	104,052

Charles A. Schrock	14,404	4.29%	44.73	12/10/13	86,280

As of December 31, 2003, WPS Resources had not granted any SARs to any employee.

All options for WPS Resources common stock reported above will vest at a rate of 25 percent per year beginning on December 10, 2004 and ending on December 10, 2007. The year-end closing price of WPS Resources stock was $46.23. There were no stock appreciation rights granted to any employee in 2003.

The grant date present value in column (f) above is based on option values of $5.99 per option granted on December 10, 2003. This value was calculated using the standard binomial model. For purposes of determining the value of these options, the following assumptions were made:

Option Value	$5.99

Annual dividend yield	5.68%
Volatility	18.25%
Risk free rate of return	4.65%
Time of exercise	10 years

The annual dividend yield assumption was based on actual dividends and stock prices of WPS Resources common stock over the prior 36-month period to determine an annualized 12-month yield. The risk free rate of return equals the interest rate on 10-year treasuries on the grant date. Due to the lack of experience with the plan, the time of exercise was assumed to be the maximum exercise period of the options. Expected volatility is based on the monthly price of WPS Resources common stock over the three years prior to the grant date.

Aggregated Options Exercised in Last Fiscal Year by Named Executive Officers and FY-End Option Values of Named Executive Officers

			Number of securities underlying unexercised options/SARs at fiscal year end (#)	Value of unexercised in-the-money options/SARs at fiscal year end(1) ($)

Name	Shares acquired on exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
(a)	(b)	(c)	(d)	(e)

Larry L. Weyers	34,000	295,627	123,945 / 233,053	1,371,835 / 1,497,252

Phillip M. Mikulsky	34,000	386,750	40,771 / 80,100	449,558 / 523,614

Mark A. Radtke	11,500	187,174	24,907 / 43,776	314,639 / 309,448

Joseph P. O'Leary	0	0	18,743 / 45,004	208,716 / 308,297

Charles A. Schrock	1,800	25,425	32,741 / 35,429	466,206 / 227,600

(1)
Amounts represent the excess fair market value of the underlying stock at year-end and the exercise price of each option. The year-end stock price was $46.23.

Performance Share (Long-Term Incentive Plan) Awards to Named Executive Officers

Long-Term Incentive Plans - Awards in Last Fiscal Year

			Estimated future payouts under non-stock price-based plans
		Performance or other period until maturation or payout
Name	Number of shares, units or other rights (#)		Threshold ($ or #)	Target ($ or #)	Maximum ($ or #)
(a)	(b)	(c)	(d)	(e)	(f)

Larry L. Weyers	13,078	3 Years

Phillip M. Mikulsky	4,318	3 Years

Mark A. Radtke	2,451	3 Years

Joseph P. O'Leary	2,342	3 Years

Charles A. Schrock	1,942	3 Years

Performance shares are a part of the WPS Resources 2001 Omnibus Incentive Compensation Plan. The program sets performance goals, based on total shareholder return, at the start of each three-year period. Comparison of WPS Resources' total shareholder return with the shareholder return of a peer group of major publicly traded energy service companies, for the three-year period, determines if the performance share awards are ultimately issued, and if so, how many. The number of shares initially awarded individuals within the plan is based on market levels of incentive compensation and competitiveness of the total compensation package. Award levels are targeted to meet the median of the range of similar awards paid by comparable companies.

Pension Plans

The tables below show the lump sum retirement benefit payable to a covered participant at normal retirement age for specified salary levels and years of service under the provisions of the Wisconsin Public Service Administrative Employees' Retirement Plan and the WPS Resources Corporation Pension Restoration Plan in effect January 1, 2004, assuming termination of employment on that date:

Pension Plan Table
Lump Sum Retirement Benefits(1) at
January 1, 2004
For Years of Service Indicated
(for hires prior to January 1, 2001)

Final Average Pay(2)	15 Years	20 Years	25 Years	30 Years	35 Years
$300,000	$761,850	$962,100	$1,200,000	$1,425,000	$1,650,000
350,000	888,825	1,122,450	1,400,000	1,662,500	1,925,000
400,000	1,015,800	1,282,800	1,600,000	1,900,000	2,200,000
450,000	1,142,775	1,443,150	1,800,000	2,137,500	2,475,000
500,000	1,269,750	1,603,500	2,000,000	2,375,000	2,750,000
550,000	1,396,725	1,763,850	2,200,000	2,612,500	3,025,000
600,000	1,523,700	1,924,200	2,400,000	2,850,000	3,300,000
650,000	1,650,675	2,084,550	2,600,000	3,087,500	3,575,000
700,000	1,777,650	2,244,900	2,800,000	3,325,000	3,850,000
750,000	1,904,625	2,405,250	3,000,000	3,562,500	4,125,000
800,000	2,031,600	2,565,600	3,200,000	3,800,000	4,400,000
850,000	2,158,575	2,725,950	3,400,000	4,037,500	4,675,000
900,000	2,285,550	2,886,300	3,600,000	4,275,000	4,950,000
950,000	2,412,525	3,046,650	3,800,000	4,512,500	5,225,000
1,000,000	2,539,500	3,207,000	4,000,000	4,750,000	5,500,000
1,050,000	2,666,475	3,367,350	4,200,000	4,987,500	5,775,000
1,100,000	2,793,450	3,527,700	4,400,000	5,225,000	6,050,000
1,150,000	2,920,425	3,688,050	4,600,000	5,462,500	6,325,000
1,200,000	3,047,400	3,848,400	4,800,000	5,700,000	6,600,000
(1)
The Pension Plan provides a lump sum benefit, which may be converted into an actuarially equivalent annuity with monthly payments. The benefit is not subject to any deduction for Social Security or other offset.

(2)
"Final Average Pay" is the average of the last 60 months or the 5 highest calendar years' compensation within the 10-year period immediately proceeding the participant's termination of employment, whichever is greater.

Pension Plan Table
Lump Sum Retirement Benefits(1) at
January 1, 2004
For Years of Service Indicated
(for hires after December 31, 2000)

Final Average Pay(2)	15 Years	20 Years	25 Years	30 Years	35 Years
$300,000	$435,000	$600,000	$795,000	$990,000	$1,185,000
350,000	507,500	700,000	927,500	1,155,000	1,382,500
(1)
The pension plan provides a lump sum benefit, which may be converted into an actuarially equivalent annuity with monthly payments. The benefit is not subject to any deduction for Social Security or other offset.

(2)
"Final Average Pay" is the average of the last 60 months or the 5 highest calendar years' compensation within the 10-year period immediately proceeding the participant's termination of employment, whichever is greater.

Compensation for pension purposes differs from the amounts in the annual compensation columns of the summary compensation table for the chief executive officer and all other named executive officers. Pension compensation for the named executive officers is:

Name	2003 Pension Compensation	Years of Service

Larry L. Weyers	$869,567	18

Phillip M. Mikulsky	393,220	33

Mark A. Radtke	336,470	21

Joseph P. O'Leary	325,918	2

Charles A. Schrock	299,233	25

Annual benefits payable from the pension plan were subject to a maximum limitation of $160,000 for 2003 under the Internal Revenue Code. The amount of compensation considered for purposes of the pension plan was limited to $200,000 for 2003 under the Internal Revenue Code. The pension restoration plan provides additional pension benefits for pension restoration plan participants to compensate for any loss of benefit payable under the pension plan caused by the maximum benefit limitation, compensation limitation, or any salary deferral under the WPS Resources Corporation Deferred Compensation Plan. Retirement benefits presented in the pension plan tables include the pension restoration benefit.

The WPS Resources Corporation Supplemental Retirement Plan provides supplemental monthly payments to its participants. Certain executive officers, including the chief executive officer and each of the other named executive officers, participate in the supplemental retirement plan. Retirement benefits presented in the pension plan tables do not include benefits under the supplemental retirement plan.

Benefits under the supplemental retirement plan are payable if the participant retires or terminates employment after reaching age 55 and completing at least 10 years of credited service or 5 years in the event of termination following a change in control. An eligible participant with 15 or more years of credited service will receive a monthly benefit equal to 60 percent of the participant's "Final Average Earnings," reduced by the monthly pension plan benefit and restoration plan benefit to which the participant is entitled or would be entitled had the participant elected an annuity form of payment. "Final Average Earnings" mean one thirty-sixth of the base salary and annual bonus paid to the participant during the month in which the participant's employment is terminated and the immediately preceding 35 months, or during the 3 calendar years immediately preceding the calendar year in which the participant's employment is terminated. If the participant has fewer than 15 years of credited service, the 60 percent target benefit percentage is reduced by 4 percent for each year by which the participant's years of credited service is less than 15 years.

Estimated annual benefits to be received by each of the named executive officers under the supplemental retirement plan based on current employment status are as follows:

Named Executive Officers	Estimated Annual Benefits

Larry L. Weyers	$336,249

Phillip M. Mikulsky	116,430

Mark A. Radtke	170,424

Joseph P. O'Leary	0

Charles A. Schrock	111,888

COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH1

The following graph presents a five-year comparison of:

  •
  WPS Resources' common stock cumulative total return,

  •
  Standard & Poor's ("S&P") 500 Index and

  •
  Edison Electric Institute ("EEI") 100 Index for the last five fiscal years.

Comparison of Five-Year Cumulative Total Return2

	1998	1999	2000	2001	2002	2003
WPSR	100	77	120	126	141	177
S&P 500 Index	100	121	110	97	76	97
EEI 100 Index	100	81	120	110	94	116

Assumes $100 invested on December 31, 1998, in WPSR Common Stock, S&P 500 Index and EEI 100 Index.

1
This report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

2
Total return assumes reinvestment of dividends.

AUDIT COMMITTEE REPORT1

March 8, 2004

The audit committee reviewed and discussed with management the audited financial statements of WPS Resources including disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operation" as of and for the year ended December 31, 2003. In addition, we have discussed with Deloitte & Touche LLP, the independent accountants for WPS Resources, the matters required by Statements on Auditing Standards (SAS) No. 61, "Communications with Audit Committees," as amended by SAS No. 89, "Audit Adjustments," and SAS No. 90, "Audit Committee Communications" and Rule 2-07, "Communication with Audit Committees" of Regulation S-X.

The audit committee also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and discussed the firm's independence with respect to WPS Resources. We have also discussed with management of WPS Resources and Deloitte & Touche such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the WPS Resources' board of directors the inclusion of the audited financial statements in the WPS Resources' annual report for the year ended December 31, 2003, on Form 10-K.

Audit Committee

Richard A. Bemis - Chairman
Albert J. Budney, Jr.
William F. Protz, Jr.

1
This report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

COMPENSATION COMMITTEE REPORT1

The compensation committee of the board of directors establishes and administers the executive compensation programs of WPS Resources and its subsidiaries. The committee consists of three independent members of the board of directors.

The integrated executive compensation programs are designed to:

  •
  Establish a connection between executive compensation and increasing shareholder value, customer satisfaction and employer responsibility;

  •
  Attract, retain, motivate and develop a highly competent executive staff; and

  •
  Achieve a balance between base pay and short-term bonus and long-term incentives.

The committee continues to emphasize the importance of linking executive and shareholder interests by defining stock ownership guidelines to further establish that link.

The current target level for ownership of WPS Resources common stock by the chief executive officer is three times annual salary. The target level for all presidents and senior vice presidents is two times base salary. The target level for vice presidents is one times base salary and for assistant vice presidents and other officers the target is one-half of base salary. All employees subject to the guidelines are expected to achieve the ownership target by the later of January 1, 2006, or within five years from the date on which the employee became subject to the guidelines. Common stock beneficially held in an executive's employee stock ownership plan account, any other beneficially owned common stock, including that earned through incentive plan awards, and common stock equivalents earned through non-qualified deferred compensation programs are included in determining compliance with the guidelines. Shares that executives have the right to acquire through the exercise of stock options or performance shares for which incentive targets have not yet been met are not included in the calculation of stock ownership for guideline purposes until the options are exercised or attainment of the incentive targets are certified by the board.

The executive compensation program consists of:

  •
  Annual base salary;

  •
  Annual at risk short-term incentive compensation; and

  •
  Long-term incentive plan stock options and performance share awards.

Short-term and long-term incentive pay target award levels are based on a competitive analysis of the compensation paid by similarly sized energy services companies and general industry companies that take into consideration the level of long-term incentives in the market, as well as the competitiveness of the total compensation package. Award ranges, as well as individual award levels, are established based on responsibility level and market competitiveness. Generally, award levels were targeted at the median of the range of such awards paid by comparable companies.

The compensation committee reserves the right to recommend revised compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results and the appropriate balance between base salary, annual incentive programs and long-term incentive programs.

Base Salary

Base salary for the Chief Executive Officer, other named executive officers and other officers is determined through a market-based analysis of compensation of similar executive positions throughout the energy industry. The committee targets the 50th percentile of data from comparable energy services companies. In general, any executive's position relative to the market target is a function of that executive's background and experience. Market targets are reviewed annually.

Short-Term Incentive Compensation

For the utility operations, short-term incentive compensation is targeted to the median of equally blended energy services and general industry data of similarly sized companies. For the non-utility businesses, short-term incentive compensation targets were determined analyzing median competitive industry specific compensation data. In 2003, annual incentive compensation bonuses were provided through the 2001 Omnibus Incentive Compensation Plan. The committee bases each participant's bonus on attaining some or all of the defined performance goals at various levels, as established each year. The performance goals relate to:

  Operation Goals:

    •
    Customer satisfaction - compared to competitors,

    •
    System reliability - number and length of energy outages,

    •
    Safety - the number and severity of accidents,

    •
    Rate levels - a comparison of rates relative to competitors and

    •
    Employee diversity.

  Financial Goals:

    •
    Net income.

The board believes it is important to establish performance targets and incentives that align executive compensation with long-term performance, promote value driven decision-making by executives and provide total compensation levels that are competitive in the market.

Long-Term Incentive Compensation

In 2003, 50 percent of each executive's long-term incentive compensation was provided through stock options and 50 percent was provided through performance share awards. Performance share awards are based on total shareholder return of WPS Resources common stock compared to the return on the common stock of other energy services companies. All long-term incentive compensation is provided pursuant to the 2001 Omnibus Incentive Compensation Plan that was approved by shareholders at the 2001 annual shareholders meeting.

All employee option grants have per share exercise prices equal to the fair market value of a share of WPS Resources common stock on the date the options were granted. One quarter of the options granted vest each year on the grant anniversary date and have a ten-year term from the date of the grant.

Subject to meeting targeted goals, performance shares awarded under the 2001 Omnibus Incentive Compensation Plan are based on total shareholder return over a three-year period. At the end of the three-year period, a comparison of WPS Resources' total shareholder return to the shareholder return on common stock of a peer group of major publicly traded energy companies, for the three-year period, determines if performance share awards are issued, and if so, how many. The number of shares awarded individuals within the plan is based on market levels of incentive compensation and competitiveness of the total compensation package. Award levels are targeted to meet the median of the range of similar awards paid by comparable companies to executives at comparable responsibility levels.

Because each year's performance share targets are long-range targets measuring performance over a three-year period, key employees may have three performance share targets running at one time. For example, an employee may have incentive targets set in 2002 for the three-year period ending 2004, targets set in 2003 for the three-year period ending in 2005, and targets set in 2004 for the three-year period ending 2006.

Chief Executive Officer Compensation and Evaluation

The determination of the Chief Executive Officer's base salary, short-term incentive payments and long-term incentive payments followed all of the policies and calculations set forth above. Mr. Weyers' annual base salary was $546,850 for 2003. The base compensation value for Mr. Weyers was established after reviewing the median of market base salaries of $565,000, as reported in the 2002 Towers Perrin Energy Services Industry Executive Compensation Data Base of energy services companies with revenues generally comparable to those of WPS Resources. Annual and long-term incentives are targeted to the median of equally blended energy services data and general industry data of similar size companies as provided by Towers Perrin. Many of the utilities in these surveys are members of the EEI 100 Index group, which is reflected on the comparative five-year investment performance graph set forth in this proxy statement. The composition of the two groups, however, is not identical. Based on these two surveys, 2002 reported median total short-term incentive and long-term incentive compensation was $1,712,000. This compares to the total short-term incentive and long-term incentive compensation received by Mr. Weyers related to 2003 of $1,374,296. The long-term component for 2003 includes the current values of stock options using the binomial valuation model and the value of performance share awards using targeted goals and the grant date closing price of WPS Resources common stock.

Mr. Weyers short-term incentive compensation for 2003 under the 2001 Omnibus Incentive Compensation Plan was based on corporate and strategic goal achievement measured against predetermined standards. Each plan year, the Committee determines the performance levels and targets for Mr. Weyers. In 2003, that apportionment was 25 percent for corporate operational goals and 75 percent for WPS Resources financial goals. Operational performance is measured based on company-wide targets established at the beginning of the year for:

  •
  customer satisfaction,

  •
  system reliability,

  •
  safety,

  •
  Wisconsin Public Service rates versus peer company rates and

  •
  employee diversity.

Financial performance is measured based on the achievement of goals related to net income. As a result of the company performance in comparison to the above targets in 2003, the short-term incentive compensation award for Mr. Weyers was 71.3 percent of annual salary or $389,966.

Mr. Weyers was granted options to purchase 99,027 shares and was awarded 12,965 contingent performance shares on December 12, 2002, as part of his 2003 long-term incentive compensation. The value of the options as of the date of grant was $492,165. The value of the performance shares as of the date of grant was $492,165.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the tax deduction for compensation paid to the Chief Executive Officer or other named executive officers to $1,000,000 unless certain requirements are met. Those requirements are:

  •
  the committee consists entirely of outside directors,

  •
  compensation in excess of $1,000,000 must be based upon the attainment of performance goals approved by shareholders and

  •
  the committee must certify the attainment of the applicable performance goals.

The committee intends to meet all these requirements for compensation that may be paid in excess of $1,000,000; however, it may in appropriate cases make payments even if the compensation is nondeductible under Section 162(m). The committee does consist entirely of outside directors, the shareholders did approve the 2001 Omnibus Incentive Compensation Plan at the 2001 annual meeting, and the committee will certify the attainment of the applicable performance goals to allow WPS Resources to comply with Internal Revenue Code requirements to deduct compensation in excess of $1,000,000.

Kathryn M. Hasselblad-Pascale - Chairperson
Robert C. Gallagher
John C. Meng

1
This report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

OTHER BUSINESS

At the time this proxy statement went to press, no proposals meeting the requirements of the Securities and Exchange Commission for inclusion in this proxy had been submitted by shareholders for consideration at our May 13, 2004 annual meeting of shareholders. If any other matters are properly presented at the annual meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

Our officers, directors and employees may solicit proxies by correspondence, telephone, electronic communications, or in person, but without extra compensation. Banks, brokers, nominees and other fiduciaries may be reimbursed for reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners.

ANNUAL REPORTS

Our 2003 annual report, including the financial statements and the report of its independent public accountants, Deloitte & Touche LLP, is enclosed with this proxy statement. Pursuant to, and in accordance with, the rules of the Securities and Exchange Commission, WPS Resources, where allowed, is delivering only one copy of the 2003 annual report and this proxy statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. Upon written or oral request, WPS Resources will promptly deliver a separate copy of the 2003 annual report and/or this proxy statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the 2003 annual report and/or this proxy statement now or with respect to future mailings (or to request to receive only one copy of the annual report and proxy statement if you are currently receiving multiple copies), then please call (920) 433-1727 or write to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, at WPS Resources Corporation, P. O. Box 19001, Green Bay, Wisconsin 54307-9001.

An annual report is filed with the Securities and Exchange Commission on Form 10-K. If you are a shareholder and would like to receive a copy of our 2003 Form 10-K, without exhibits, please write to Barth J. Wolf, Secretary and Manager - Legal Services, WPS Resources Corporation, P. O. Box 19001, Green Bay, Wisconsin 54307-9001.

FUTURE SHAREHOLDER PROPOSALS

The deadline for submission of proposals which our shareholders intend to present at and have included in our proxy statement for the 2005 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is December 10, 2004. In addition, a shareholder who otherwise intends to present business at the 2005 annual meeting (including, nominating persons for election as directors), other than a shareholder proposal pursuant to Rule 14a-8, must comply with the requirements set forth in the WPS Resources By-laws. As provided in the WPS Resources By-laws, any nominations for directors or other business (except shareholder proposals submitted pursuant to Rule 14a-8) must be received between January 28, 2005 and February 22, 2005, or they will be considered untimely. If untimely, WPS Resources will not be required to present such proposals at the 2005 annual meeting or, if WPS Resources chooses to present such proposal at the 2005 annual meeting, the persons named in proxies solicited by the board of directors of WPS Resources for its 2005 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Proposals should be submitted to Barth J. Wolf, Secretary and Manager - Legal Services, WPS Resources Corporation, P.O. Box 19001, Green Bay, WI 54307-9001.

WPS RESOURCES CORPORATION

BARTH J. WOLF Secretary and Manager - Legal Services

APPENDIX A

WPS RESOURCES CORPORATION

CHARTER

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Purpose

The Audit Committee ("Committee") of WPS Resources Corporation's Board of Directors (the "Board") shall assist the Board in fulfilling the Board's oversight responsibilities to the shareholders. The Committee shall provide this assistance by overseeing the:

  •
  Integrity of the financial statements of WPS Resources Corporation (the "Company"),
  •
  Company's compliance with legal and regulatory requirements,
  •
  Independent auditor's qualifications and independence,
  •
  Performance of the Company's internal audit function and independent auditors, and
  •
  Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

The Committee shall foster a candid, active, and substantive dialogue by raising necessary and difficult issues and asking pertinent and probing questions of management, independent auditors, and internal auditors on a regular basis. The Committee will make regular reports to the Board concerning its activities.

The Committee also acts as the Audit Committee of Wisconsin Public Service Corporation and assists in fulfilling the Board's oversight responsibilities to the Company's shareholders with respect to WPS Resources' subsidiaries.

Composition

1.
The Committee shall be comprised of three or more independent directors, as defined by the rules of the Securities and Exchange Commission and the New York Stock Exchange. The Board will appoint Committee members and the Committee Chair. Each Committee member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of the Committee member's independent judgment. Committee members will not serve on more than a total of three public company audit committees.

2.
Each Committee member shall have a working familiarity with financial and accounting practices, and at least one member of the Committee shall be designated an "audit committee financial expert" in compliance with the criteria established by the Securities and Exchange Commission and any other applicable regulations.

Meetings

1.
The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

2.
Periodically, but in no event less than annually, the Committee shall meet separately in executive session with each of these groups: management, the independent auditors, and internal auditors.

3.
Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. The Committee shall maintain minutes of meetings and regularly report to the Board on significant results of its activities (including reporting any issues that arise with respect to the quality or integrity of the Company's financial statements, the

  Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors and the performance of the internal audit function).

Oversight Areas

1.
The Committee shall oversee the processes that management has established, including policies and procedures, to assure:
•
An adequate system of internal control is functioning within the Company.
•
The reliability and integrity of the accounting policies, financial reporting, and disclosure practices of the Company.
•
Management has an understanding of the Company's business risks.
•
Enforcement and monitoring of compliance with the Company's Code of Conduct, which includes the Company's compliance with applicable laws and regulations.

2.
The Committee shall take steps to familiarize its members with significant issues and/or changes to accounting and financial reporting areas that affect the Company, including its subsidiaries.

3.
The Committee shall oversee the external audit process by:
•
Being directly responsible for selecting, retaining, compensating, evaluating and overseeing the independent auditor, including approving the audit engagement fees and scope.
•
At least annually, review a report by the independent auditors describing the internal and external quality control procedures and any material issues raised by the most recent reviews and also any inquiry or investigation by governmental or professional authority within the preceding five years related to an audit, including steps taken to deal with any such issues.
•
Reviewing at least annually:
+
Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;
+
Analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements;
+
The effect of the regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements of the Company.
•
Ensuring that the independent auditor understands that the independent auditor is ultimately accountable to the Committee.
•
Reviewing and appraising the efforts of the independent auditor, including an evaluation of the lead (or coordinating) audit partner, and, if necessary, replacing the independent auditor. In so reviewing and appraising the efforts of the independent auditor, the Committee must ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and should consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.
•
Reviewing with the independent auditor any audit problems or difficulties and management's response.
•
Ensuring that the independent auditor submits the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company.
•
Reviewing and discussing with the independent auditor matters arising in the audit, including matters required to be communicated to the Committee pursuant to Statement on Auditing

    Standards ("SAS") 61, Communication with Audit Committees; SAS 89, Audit Adjustments; and SAS 90, Audit Committee Communications.

  •
  Dialoguing with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.
  •
  Preapproving and disclosing, as required, all services provided by the independent auditor, including non-audit services.
  •
  Recommend to the Board or set policies that meet all applicable requirements for the Company's hiring of employees or former employees of the independent auditors.

4.
The Committee, along with the Board, shall oversee the duties and results of the internal audit function to ensure that the internal audit function operates effectively and efficiently.

5.
The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submissions by employees of concerns regarding questionable accounting, auditing, and internal control matters. This process should ensure that complaints received are retained and addressed in a timely manner.

6.
The Committee shall review and discuss with management and the independent auditors the annual and quarterly financial statements included in the Company's 10-K and 10-Q filings including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Committee will recommend to the Board whether the annual financial statements be included in the Company's 10-K.

7.
The Committee will review the type and presentation of information to be included in earnings press releases at least annually (including a review of any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and ratings agencies.

8.
The Committee will discuss policies with respect to risk assessment and risk management.

9.
The Committee shall annually prepare a report to shareholders and shall cause the Company to include it in its annual proxy statement, as required by the Securities and Exchange Commission.

10.
The Committee shall cause the Company to include a copy of the Committee's Charter in the Company's annual proxy statement, at least once every three years.

11.
The Committee shall review and reassess the adequacy of this Charter at least annually.

12.
The Committee shall at least annually perform a self-assessment of the Committee's performance.

13.
The Committee shall be empowered to retain independent counsel and other professionals to assist the Committee. The Committee, in its capacity as a committee of the Board, shall determine the appropriate funding that the Company shall provide for payments of: (a) compensation to any independent public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee, as provided for above; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

14.
The Committee shall perform any other activities consistent with this Charter, the Company's articles of incorporation and by-laws, and the governing law, as the Committee or the Board deems necessary or appropriate.

WPS RESOURCES CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
for the Annual Meeting of Shareholders to be held on May 13, 2004

The Shareholder(s) hereby appoints Larry L. Weyers and Barth J. Wolf as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated on the reverse side of this form, and to vote at their discretion upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 24, 2004 at the Annual Meeting of Shareholders to be held on May 13, 2004 at 10:00 a.m. CDT, or any adjournment or postponement thereof.

Please indicate in the comments box below any topics you would like to have addressed as part of management's presentation at the Annual Meeting of Shareholders on May 13, 2004.

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF
WPS RESOURCES CORPORATION
May 13, 2004

PROXY VOTING INSTRUCTIONS

INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.
-OR-
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
-OR-
MAIL—Date, sign, and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

Electronic Distribution

If you would like to receive future WPS Resources Corporation proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

\/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	☐ Richard A. Bemis
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Ellen Carnahan
☐ FOR ALL EXCEPT (See instructions below)	☐ Robert C. Gallagher

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2.	Ratify the appointment of Deloitte & Touche LLP as WPS Resources' independent auditors.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

Please indicate in the comments box on the reverse side of this card any topics you would like to have addressed as part of management's presentation at the Annual Meeting of Shareholders on May 13, 2004.

Please check this box if you plan to
attend the Annual Shareholders Meeting. ☐

Number attending

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

FREQUENTLY ASKED QUESTIONS
ELECTION OF DIRECTORS
Class A — Term Expiring in 2004
Class B — Term Expiring in 2005
Class C — Term Expiring in 2006
RATIFICATION OF INDEPENDENT AUDITORS
BOARD COMMITTEES
BOARD COMPENSATION
OWNERSHIP OF VOTING SECURITIES
EXECUTIVE COMPENSATION
Pension Plan Table Lump Sum Retirement Benefits(1) at January 1, 2004 For Years of Service Indicated (for hires prior to January 1, 2001)
Pension Plan Table Lump Sum Retirement Benefits(1) at January 1, 2004 For Years of Service Indicated (for hires after December 31, 2000)
COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH1
Comparison of Five-Year Cumulative Total Return2
AUDIT COMMITTEE REPORT1
COMPENSATION COMMITTEE REPORT1
OTHER BUSINESS
ANNUAL REPORTS
FUTURE SHAREHOLDER PROPOSALS
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS